Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events

Note 25 Subsequent Events

CFPB Finalizes Changes to Prepaid Accounts Rule

On January 25, 2018, the Consumer Financial Protection Bureau (the CFPB) announced that it has finalized updates to its 2016 prepaid rule. The CFPB’s 2016 prepaid rule put in place requirements for treatment of funds on lost or stolen cards, error resolution and investigation, upfront fee disclosures, access to account information, and overdraft features if offered in conjunction with prepaid accounts. The changes announced by the CFPB adjust requirements for resolving errors on unregistered accounts, provide greater flexibility for credit cards linked to digital wallets, and extend the effective date of the rule by one year to April 2019.

 Acquisition of Cayan

On December 18, 2017, TSYS announced it entered into an agreement to acquire Cayan, a payment technology company focused on integrated payment solutions and merchant acquiring, in an all cash transaction valued at approximately $1.05 billion. On January 11, 2018, the Company completed the acquisition of Cayan. The Company funded the acquisition through a combination of cash-on-hand and proceeds from borrowings, including the credit agreement discussed below.

Term Loan Facility

On January 10, 2018, TSYS entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. as Administrative Agent and other lenders party thereto from time to time. The Credit Agreement provides the Company with a $450 million two-year term loan facility (the “Term Loan Facility”).  The Term Loan Facility was used to finance, in part, the Company’s acquisition of Cayan.

Borrowings under the Credit Agreement will accrue interest at the base rate (as defined in the Credit Agreement) or, for certain euro-denominated borrowings, the London Interbank Offered Rate (“LIBOR”), in each case plus a margin based on the Company’s corporate credit ratings. The applicable margin for loans bearing interest based on LIBOR ranges from 1.000% to 1.750%. The applicable margin for loans bearing interest based on the base rate ranges from 0.000% to 0.750%.

The Credit Agreement contains customary covenants regarding, among other matters, the maintenance of insurance, the preservation and maintenance of the Company’s corporate existence, material compliance with laws and the payment of taxes and other material obligations. The Credit Agreement also contains financial covenants requiring the maintenance as of the end of each fiscal quarter of (i) a minimum fixed charge coverage ratio of 2.5 to 1.0 and (ii) a maximum consolidated leverage ratio of 3.5 to 1.0, which may be increased upon the occurrence of certain events (including the consummation of the acquisition of Cayan).

Management performed an evaluation of the Company’s activity as of the date these audited financial statements were issued and has concluded that, other than as set forth above, there are no significant events requiring disclosure.